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                                                                    EXHIBIT 23.2

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 10, 1997 on the supplemental consolidated financial statements of Republic Industries, Inc., and our report dated February 28, 1997 on the consolidated financial statements of AutoNation Incorporated and subsidiaries, both included in Republic Industries, Inc.'s Form 8-K dated June 13, 1997. We also consent to the incorporation by reference in this registration statement of our report dated July 19, 1996 (except as to Note 17, which is as of January 5, 1997) on the consolidated financial statements of National Car Rental System, Inc. and subsidiaries included in Republic Industries, Inc.'s Form 8-K dated January 27, 1997; and our report dated January 3, 1997 on the combined financial statements of Kendall Automotive Group included in Republic Industries, Inc's. Form 8-K dated February 27, 1997; and our report dated March 21, 1997 on the combined financial statements of AAA Disposal included in Republic Industries, Inc.'s Form 8-K/A dated February 27, 1997; and our report dated January 26, 1996 (except with respect to the matter discussed in Note 10, as to which the date is November 4, 1996) on the consolidated financial statements of AutoNation Incorporated and subsidiaries included in Republic Industries, Inc.'s, Form 8-K/A dated November 25, 1996 and to all references to our Firm included in this registration statement. Our report dated January 27, 1997 on the consolidated financial statements (restated) and supplemental consolidated financial statements of Republic Industries, Inc. included in Republic Industries, Inc.'s Form 8-K dated January 27, 1997, our report dated February 25, 1997 on the consolidated financial statements of Republic Industries, Inc. included in Republic Industries, Inc.'s Form 10-K dated February 25, 1997, and our report dated March 14, 1997 on the consolidated financial statements and supplemental consolidated financial statements of Republic Industries, Inc. included in Republic Industries, Inc.'s Form 8-K dated February 27, 1997 are no longer appropriate since restated financial statements have been presented giving effect to subsequent business combinations accounted for under the pooling of interests method of accounting.


/s/ ARTHUR ANDERSEN LLP

ARTHUR ANDERSEN LLP

Fort Lauderdale, Florida,
  June 10, 1997.